                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              ACMAT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

(ACMAT CORPORATION LOGO)

                                233 MAIN STREET
                           NEW BRITAIN, CT 06050-2350

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                               ACMAT CORPORATION

                                   TO BE HELD
                                 JUNE 24, 2004

To the ACMAT Stockholders:

     The Annual Meeting of Stockholders of ACMAT CORPORATION will be held at ACMAT's headquarters, 233 Main Street, New Britain, CT, on June 24, 2004, at 12:00 noon for the following purposes:

     1. To elect six directors for the ensuing year;

     2. To ratify the appointment of KPMG LLP as auditors of the books and accounts of the Company for the current fiscal year;

     3. To approve and ratify the grant of stock options; and

     4. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 26, 2004 will be entitled to notice of and to vote at this meeting.

     We hope that as many stockholders as possible will attend the Annual Meeting in person. Management will be present to answer any questions you may have with respect to the operations of the Company. We would appreciate it if you would complete, date, sign and return the enclosed proxy. A self-addressed envelope is enclosed for your convenience in returning the proxy to us.

                                          /s/ Henry W. Nozko, Jr.
                                          HENRY W. NOZKO, JR.
April 29, 2004                            Chairman of the Board and President

                               ACMAT CORPORATION
                  233 MAIN STREET, NEW BRITAIN, CT 06050-2350
                                 (860) 229-9000

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of ACMAT CORPORATION (sometimes referred to as "ACMAT", the "Company" or the "Corporation") for use at the Annual Meeting of Stockholders of the Company to be held on June 24, 2004, at 12:00 noon, at ACMAT's headquarters, 233 Main Street, New Britain, CT 06050, for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving written notice of its revocation to the Secretary of the Company, delivering a proxy bearing a later date or attending the Annual Meeting and voting in person.

  Outstanding Shares and Voting Rights

     On April 26, 2004, there were outstanding 545,329 shares of Common Stock and 1,772,977 shares of Class A Stock of the Company. Each share of Common Stock is entitled to one vote and each share of Class A Stock is entitled to 1/10 vote. Only stockholders of record at the close of business on April 26, 2004 will be entitled to vote at the Annual Meeting. These proxy materials will be mailed to stockholders on or about May 3, 2004.

     Under Connecticut law, adoption of Proposal (1), the election of directors, requires a plurality of the votes cast by the holders of shares present in person or by proxy and voting at the meeting. Adoption of Proposal (2), ratification of the Company's independent auditor, and Proposal (3), the approval of the stock options grants to Officers and Directors, will each require the affirmative vote of a majority of the shares present in person or by proxy and voting at the meeting.

     Votes withheld and "broker non-votes" will not be counted as votes cast for or against any of the Proposals, but the withheld and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting. If your shares are held by a broker or other nominee, your broker or nominee can vote on your behalf on Proposals 1 and 2, but the broker or other nominee requires your specific instructions on voting for Proposal 3, the approval of the stock options grants to Officers and Directors.

  Security Ownership of Certain Beneficial Owners and Management:

     The Board of Directors has determined that the Company is a "controlled company" under the rules of The NASDAQ Stock Market, Inc. based on the ownership by Henry W. Nozko, Jr. and Victoria C. Nozko of Common Stock and Class A Stock of the Company having approximately 75% of the total voting power of the Company's outstanding stock, as further described in a Schedule 13D jointly filed by them with the Securities and Exchange Commission on April 29, 2004. Therefore, the Company is exempt from certain Nasdaq rules including the requirement that a majority of the directors be independent. Currently, three of the six members of the Board of Directors qualify as "independent directors" for purposes of Nasdaq's Listing Standards.

     As of April 26, 2004, no person was known to the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock or Class A Stock except as set forth in the following table which also shows, as of that date, the total number of shares of each class of stock of the Company beneficially owned, and the percent of the outstanding class of stock so owned, by each director, named executive officers, and by all directors and officers of the Company as a group:

                                                                          PERCENTAGE     PERCENTAGE OF
                                    CLASS OF     NUMBER OF SHARES          OF CLASS       TOTAL VOTING
         BENEFICIAL OWNER            STOCK     BENEFICIALLY OWNED(1)      OUTSTANDING      POWER(18)
         ----------------           --------   ---------------------      -----------   ----------------
Victoria C. Nozko.................  Common            310,780               56.99%           43.61%
                                    Class A            52,000(2)              2.90
Henry W. Nozko, Jr. ..............  Common      229,099(3)(4)                38.48           31.80
                                    Class A     191,874(3)(5)                10.35
John C. Creasy....................  Class A             7,500(6)               .42             .10
Arthur R. Moore...................  Class A             1,500(7)               .08             .02
Henry W. Nozko III................  Common              9,100(8)              1.67            1.53
                                    Class A            19,650(9)              1.10
Andrew M. Sullivan, Jr. ..........  Class A               100                  .01             .00
Michael P. Cifone.................  Class A            32,615(10)             1.81             .45
Robert H. Frazer..................  Class A            36,100(11)             2.03             .50
Franklin Advisory Services LLC....  Class A           392,800(12)            22.15            5.44
Third Avenue Management LLC.......  Class A           200,678(13)            11.32            2.78
First Manhattan Co................  Class A           165,763(14)             9.35            2.29
Robotti & Company, Inc. ..........  Class A       129,040(15)                 7.28            1.79
Vanguard Group, Inc. .............  Class A       114,623(16)                 6.47            1.59
All Directors and Officers (8
  persons) As a Group.............  Common        498,979(17)                91.50           71.71
                                    Class A       191,839(17)                10.82

---------------
 (1) The person listed has the sole power to vote the shares of Common Stock and Class A Stock listed above as beneficially owned by such person and has sole investment power with respect to such shares. Includes shares under options exercisable on April 26, 2004 and options which become exercisable within 60 days thereafter.

 (2) Includes options to purchase 20,000 shares of Class A Stock.

 (3) Does not include 400 shares of Class A Stock and 9,100 shares of Common Stock held by his wife, Gloria C. Nozko.

 (4) Includes options to purchase 50,000 shares of Common Stock.

 (5) Includes options to purchase 81,500 shares of Class A Stock.

 (6) Includes options to purchase 7,500 shares of Class A Stock.

 (7) Includes options to purchase 1,500 shares of Class A Stock.

 (8) Does not include 1,000 shares of Common Stock held by his wife, Sage Nozko.

 (9) Includes options to purchase 6,000 shares of Class A Stock.

(10) Includes options to purchase 27,000 shares of Class A Stock.

(11) Includes options to purchase 6,000 shares of Class A Stock.

(12) As reported in Schedule 13G/A filed on February 9, 2004. Address of Franklin Advisory Services, LLC is One Parker Plaza, Fort Lee, NJ 07024.

(13) As reported in Schedule 13G/A filed on January 9, 2004. Address of Third Avenue Management LLC is 622 Third Avenue, New York, NY 10017-2023.

(14) As reported in Schedule 13G/A filed on February 12, 2004. Address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

(15) As reported in Schedule 13G/A filed on February 13, 2004. Address of Robotti & Company, Inc. is 52 Vanderbilt Avenue, Suite 503, New York, NY 10017.

(16) Address of Vanguard Group, Inc. is 100 Vanguard Blvd. Malvern, PA 19355.

(17) Excludes options to purchase shares of Common and Class A Stock.

(18) Based upon one vote for each share of Common Stock and one-tenth vote for each share of Class A Stock.

                           1.  ELECTION OF DIRECTORS

     The first purpose of the meeting is to elect a Board of Directors, six in number, for a term of one year and until their successors shall be elected and qualify in their stead. It is the intention of the persons named in the proxy to vote, unless otherwise instructed, the proxies for the election as directors of the six nominees listed below. All of the nominees are presently directors of the Company previously elected by stockholders. In the event that any nominee should be unwilling or unable to serve as director (which is not now anticipated) the persons named as proxies reserve full discretion to vote for such other person as may be nominated by the Board of Directors.

     The following table shows for each director (a) his or her age, (b) the year in which the director first served as a director of the Company, (c) position with the Company and business experience during the past five years, including principal occupation, (d) his or her committee assignments, and (e) his or her other directorships. Each director is elected for a term of one year and until his or her successor shall be elected.

                                        DIRECTOR   POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE DURING
              NAME                AGE    SINCE              LAST FIVE YEARS, INCLUDING OCCUPATION
              ----                ---   --------   --------------------------------------------------------
Henry W. Nozko, Jr.(1)..........  57      1971     President, Chief Executive Officer, Treasurer, Director
                                                   and Chairman of the Board of the Company. President,
                                                   Chief Executive Officer and Treasurer of United Coastal
                                                   Insurance Company. President and Treasurer of ACSTAR
                                                   Holdings, Inc. and ACSTAR Insurance Company. Member,
                                                   Boards of Directors of United Coastal Insurance Company,
                                                   ACSTAR Holdings, Inc., ACSTAR Insurance Company.
Victoria C. Nozko(1)............  85      1982     Housewife during past five years.
John C. Creasy..................  84      1987     Retired Chief Executive Officer of Danbury Hospital,
                                                   Member, Board of United Coastal Insurance Company.
                                                   Member of the Compensation Committee and Audit
                                                   Committee.
Arthur R. Moore.................  70      1999     Former General President of Sheet Metal Workers'
                                                   International Association. Member of the Audit
                                                   Committee.
Henry W. Nozko III(1)...........  26      2002     Construction Manager of the Company and an Underwriting
                                                   Manager of ACSTAR and United Coastal Insurance
                                                   Companies. Member, Board of United Coastal Insurance
                                                   Company.
Andrew M. Sullivan, Jr. ........  61      2003     Retired Partner of KPMG LLP. Director and Finance
                                                   Committee Chairman of Connecticut Resources Recovery
                                                   Authority since June 2002. Trustee and Investment
                                                   Committee Chairman of Mark Twain House since November
                                                   1997. Chairman of the Audit Committee.

---------------
(1) Mrs. Victoria C. Nozko is the mother of Mr. Henry W. Nozko, Jr. Mr. Henry W. Nozko III is the son of Mr. Henry W. Nozko, Jr. and the grandson of Mrs. Victoria C. Nozko.

  Committees and Meetings

     The Board of Directors of the Company held 5 meetings during 2003. The Company has two committees of its Board of Directors -- a Compensation Committee and an Audit Committee. During 2003 the Audit Committee held two meetings and the Compensation Committee held one meeting. The Audit Committee considers and reviews all matters arising in connection with external audit reports, auditors' management reports and related matters. The Board of Directors has determined that each member of the Audit Committee qualifies as an "independent director" for purposes of Nasdaq's Listing Standards and also has determined that Mr. Andrew M. Sullivan, Jr. is a "financial expert" as defined under rules of the Securities and Exchange Commission. The Compensation Committee reviews the compensation of all officers of the Company. The Company does not have a nominating committee.

THE BOARD NOMINATING PROCESS

     The Company does not have a standing Nominating Committee. The Board of Directors, comprised of six members, serves in the capacity of a nominating committee due to the small size of the Board. The Board does not have a written charter for director nomination matters.

     The Board of Directors identifies director nominees based primarily on recommendations from management, Board members and shareholders. Although no shareholder nominations were received by the Board in 2003, all candidates submitted by a shareholder or group of shareholder are reviewed and considered in the same manner as all other candidates. The Board seeks nominees that are independent and possess qualities such as personal and professional integrity, sound business judgment and financial expertise.

     Shareholders recommending director nominees may submit the name and biographical information of any person to the Corporate Secretary at the address listed on page 1. The Corporate Secretary will pass such shareholder recommendations on to the Chairman of the Board for consideration. The shareholder will be informed of the status of his/her recommendation after it is considered by the Board of Directors.

     The Board of Directors met on March 15, 2004 to consider nomination of directors. The Board reviewed attendance, performance and independence of these directors.

     It is the Company's policy that directors are encouraged to attend the annual meeting of stockholders. Four directors attended the annual meeting in 2003.

COMMUNICATIONS WITH DIRECTORS

     Any shareholder wishing to communicate with a director may do so by contacting the Company's Corporate Secretary, at the address and telephone number listed on Page 1, who will pass to the director a written, e-mail, or phone communication. The Corporate Secretary has been authorized by the Board to screen frivolous or unlawful communications or commercial advertisements.

                     REMUNERATION OF OFFICERS AND DIRECTORS

     The following table provides certain summary information regarding compensation of the Company's Chief Executive Officer and the executive officers of the Company for the periods indicated.

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                                     ------------
                                         ANNUAL COMPENSATION           CLASS A
                                    ------------------------------      STOCK          ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY    BONUS(A)   OTHER(B)     OPTIONS      COMPENSATION(C)
---------------------------  ----   --------   --------   --------   ------------   ---------------
Henry W. Nozko, Jr. ......   2003   $402,477   $330,000   $     --          --          $11,256
  Chairman, President and    2002   $371,925   $135,000   $365,233      65,500          $11,131
  Chief Executive Officer    2001   $337,833   $     --   $     --          --          $ 8,633
Michael P. Cifone.........   2003   $196,899   $290,000   $     --          --          $11,256
  Senior Vice President      2002   $176,347   $135,000   $     --      40,000          $11,131
  and Chief Financial
Officer                      2001   $160,333   $     --   $     --          --          $ 8,633
Robert H. Frazer, Esq. ...   2003   $200,932   $160,000   $     --          --          $11,256
  Vice President, Secretary  2002   $151,314   $ 25,000   $     --      20,000          $ 9,458
  and General Counsel        2001   $115,185   $     --   $     --          --          $ 4,987

---------------

(A) Represents a bonus earned in a reporting year and paid in the subsequent year. Individual discretionary bonuses are paid to various officers and employees.

(B) Does not include the aggregate amount of perquisites and other personal benefits, which was less than the lesser of $50,000 or 10% of the total salary and bonus reported. In 2002, Henry W. Nozko, Jr. was paid $365,233 for unused vacation time which was payable only from the proceeds of the life insurance policies owned by the Company on Henry W. Nozko, Sr., former Chairman and President.

(C) The amounts shown in this column represent contributions made by the Company to the Company's 401(K) Plan. All nonunion employees employed on a full time or part time salaried basis are eligible to participate on the first day of January or July after twelve consecutive months of employment. The Company contributes amounts, as determined by the Board of Directors, to be allocated among the participants according to a formula based upon the employee's years of service and compensation. A participant becomes vested at the rate of 20% per year commencing after two years of service.

     Directors who are not employees of the Company are paid an annual fee of $6,000 and may periodically receive stock options. The Chairman of the Compensation Committee and the Audit Committee are also paid an additional annual fee of $1,000.

      AGGREGATED OPTION EXERCISES IN 2003 YEAR AND YEAR END OPTION VALUES

     The following table provides information relating to stock option exercises in 2003 by the named executive officers and the number and value of each such officer's unexercised in-the-money options on December 31, 2003, based on the difference between the exercise price and the per share year-end market price of the Class A and Common Stock. There were no stock options awarded or exercised in 2003.

                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                   OPTIONS AT THE END OF 2003        AT THE END OF 2003
                                                   ---------------------------   ---------------------------
NAME                                               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                               -----------   -------------   -----------   -------------
Henry W. Nozko, Jr.
  -- Class A Stock Options.......................    76,500         40,000        $364,650       $144,000
  -- Common Stock Options........................    50,000             --        $ 50,000             --
Michael P. Cifone
  -- Class A Stock Options.......................    28,000         32,000        $135,800       $115,200
Robert H. Frazer
  -- Class A Stock Options.......................    39,000         16,000        $201,650       $ 57,600

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The Company periodically grants stock options to key employees and non-employee Directors. The granting of these stock options is intended to advance the best interests of the Company by providing such personnel, who have substantial responsibility for its management and growth, with additional incentive by increasing their proprietary interest in the success of the Company.

     All of the options were issued with an exercise price equal to their fair market value at the time of the grant. Neither the Company nor the Optionee realized taxable income for federal income tax purposes upon the grant of the Options because there was no readily ascertainable value for the Options on the grant date. However, upon the exercise of these options, the spread between the exercise price and the fair market value of the stock at the time of exercise will be taxable income to the Optionee for federal income tax purposes and, provided the Company complies with certain applicable withholding tax requirements, the Company will be entitled to a federal income tax deduction in the same amount.

     The following table sets forth information regarding securities issued under the Company's equity compensation plans:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                          NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE FOR
                                                                                          FUTURE ISSUANCE UNDER
                                      NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                      BE ISSUED UPON EXERCISE      EXERCISE PRICE OF        PLANS [EXCLUDING
                                      OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,    SECURITIES REFLECTED
PLAN CATEGORY                           WARRANTS AND RIGHTS       WARRANTS AND RIGHTS        IN COLUMN (A)]
-------------                        --------------------------   --------------------   -----------------------
Equity compensation plans approved
  by security holders:
  1995 Common Option Grants(1).....            50,000                    $10.75                     --
  1995 Class A Option Grants(1)....            60,000                    $ 7.25                     --
  1997 Class A Option Grants(2)....            50,000                    $ 7.25                     --
Equity compensation plans not
  approved by security holders:
  2000 Class A Option Grants(3)....            50,000                    $ 7.25                     --
  2002 Class A Option Grants(4)....           174,500                    $ 9.00                     --
                                              -------                    ------
                                              384,500                    $ 8.50
                                              -------                    ------

---------------

(1) In 1995, options to purchase 180,000 shares of Class A Stock and 100,000 shares of Common Stock were granted to key management of the Company. In addition, options to purchase 60,000 shares of Class A Stock were granted to non-employee Directors of the Company. These options vested on December 29, 1995 and expire on September 23, 2004.

(2) In 1997, options to purchase 72,000 shares of Class A Stock were granted to key management of the Company. In addition, options to purchase 27,000 shares of Class A Stock were granted to non-employee Directors of the Company. These options vested on December 26, 1997 and expire on July 22, 2006.

(3) In 2000, options to purchase 30,000 shares of Class A Stock were granted to key management of the Company. In addition, options to purchase 40,000 shares of Class A Stock were granted to non-employee Directors of the Company. These options vested on June 14, 2001 and expire on December 14, 2010.

(4) In 2002, options to purchase 155,500 shares of Class A Stock were granted to key management of the Company. In addition, options to purchase 19,000 shares of Class A Stock were granted to non-employee Directors of the Company. Options granted to non-employee Directors vested on December 20, 2002 and expire on June 20, 2012. The options granted to key management vest at the rate of 10% per year through the expiration date of the options which is June 20, 2012.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors is composed of a non-employee director. The Committee makes recommendations to the Board of Directors as to policies which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, based upon the Company's performance.

     The Committee annually evaluates the Company's performance, executive compensation and incentive programs compared with our industry and with a broader group of companies.

     The Company's compensation programs are designed to reward executives for long-term strategic management and the enhancement of shareholder value, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard. The Chief Executive Officer received a salary increase of 4% during 2003. No stock options were granted in 2003.

     During 2004, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

     The Company has no formal employment agreements.

        COMPENSATION COMMITTEE:

           John C. Creasy, Chairman

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     In accordance with its current charter (set forth in Appendix A of this Proxy Statement), which was revised by the Board of Directors on December 17, 2003, the Audit Committee assists the Board in oversight of the quality and integrity of the accounting, auditing, and the financial reporting practices of ACMAT.

     The Audit Committee consists of three independent members (as independence is defined by the rules of the Nasdaq Stock Market, Inc.). Mr. Andrew M. Sullivan is Chairman of the Audit Committee.

     In performing its oversight functions, the Audit Committee reviewed and discussed the audited consolidated financial statements of ACMAT as of and for the year ended December 31, 2003 with management and ACMAT's independent accountants. The Audit Committee also discussed with ACMAT's independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and ACMAT that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also considered whether the provision of information technology services and other non-audit services by KPMG LLP, ACMAT's principal independent accountants, to ACMAT is compatible with maintaining KPMG's independence.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that ACMAT's audited consolidated financial statements be included in ACMAT's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct an audit in accordance with generally accepted auditing standards.

That is the responsibility of management and the Company's independent auditors, respectively. In giving its recommendation to the Board, the Audit Committee relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

        THE AUDIT COMMITTEE:

           Andrew M. Sullivan Jr., Chairman
           John C. Creasy
           Arthur R. Moore

                         ACMAT STOCK PERFORMANCE GRAPH

     The following chart compares the value of $100 invested on January 1, 1999 in the Company's Common Stock and Class A Stock and the NASDAQ Stock Market Index (U.S. Companies only) and the Center for Research in Security Prices
(CRSP) Index for Special Trade Contractors. The NASDAQ Stock Market Index represents a broad market group in which the Company participates.
(Graph)

                                               COMMON                CLASS A           NASDAQ STOCK INDEX       INDUSTRY GROUP
                                               ------                -------           ------------------       --------------
1998                                          100.00                 100.00                  100.00                 100.00
1999                                           82.60                  47.50                  185.40                 213.10
2000                                           82.60                  46.70                  111.80                  49.50
2001                                           82.60                  49.80                   88.70                  20.30
2002                                           45.90                  59.00                   61.30                  17.90
2003                                           46.70                  82.60                   91.70                  26.30

          2.  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of KPMG LLP served as the Company's independent auditors for the fiscal year ended December 31, 2003. The Audit Committee of the Board of Directors has selected the firm of KPMG LLP to continue in that capacity for 2004 and is submitting this matter to shareholders for their ratification. The Board of Directors recommends a vote FOR approval of the ratification of the appointment of KPMG LLP as the Company's independent auditors. Notwithstanding approval by the shareholders, the Board of Directors reserves the right to replace the independent auditors at any time upon the recommendation of the Audit Committee of the Board of Directors.

     The Company has been advised by KPMG LLP that no member of that firm has any direct financial interest or any material indirect financial interest in the Company and that it has never had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director or employee.

     Representatives of KPMG LLP will be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. Such representatives will be available to respond to questions from the Company's stockholders regarding the Company's financial statements.

                         3.  APPROVAL OF STOCK OPTIONS

     On March 15, 2004, the Board of Directors approved stock options to Officers and Directors as set forth below. The granting of these stock options is intended to advance the best interests of the Company by providing such personnel, who have substantial responsibility for its management and growth, with additional incentive by increasing their proprietary interest in the success of the Company.

     The following tabulation shows the name of the Optionees and the number of shares of ACMAT Class A or ACMAT common covered by the Options for which stockholder approval is now being solicited.

                                  INDIVIDUAL GRANTS
                            ------------------------------
                                               PERCENT OF
                               NUMBER OF         TOTAL
                              SECURITIES        OPTIONS
                              UNDERLYING       GRANTED TO
                            OPTIONS GRANTED   EMPLOYEES IN   EXERCISE PRICE   EXPIRATION
           NAME                   (#)             2003          ($/SH.)          DATE
           ----             ---------------   ------------   --------------   ----------
Henry W. Nozko, Jr.(1)....      20,000            21.3%          $11.40       3/15/2014
Henry W. Nozko, Jr.(2)....       7,000             7.4            12.22       3/15/2014
Victoria C. Nozko(2)......       7,000             7.4            12.22       3/15/2014
John C. Creasy(2).........       7,000             7.4            12.22       3/15/2014
Arthur R. Moore(2)........       7,000             7.4            12.22       3/15/2014
Henry W. Nozko III(2).....       7,000             7.4            12.22       3/15/2014
Henry W. Nozko III(3).....       7,000             7.4            12.22       3/15/2014
Andrew M. Sullivan,
  Jr.(2)..................       7,000             7.4            12.22       3/15/2014
Michael P. Cifone(3)......      15,000            16.0            12.22       3/15/2014
Robert H. Frazer(3).......      10,000            10.6            12.22       3/15/2014

---------------

(1) Represents grant of Common Stock Options which vest at the rate of 20% per year beginning on September 15, 2004.

(2) Represents grant of Class A Stock Options which vest on September 15, 2004.

(3) Represents grant of Class A Stock Options which vest at the rate of 20% per year beginning on September 15, 2004.

     The exercise price is defined as the fair market value at the date of grant. Neither the Company nor the Optionee realized taxable income for federal income tax purposes upon the grant of the Options because there was no readily ascertainable value for the Options on the grant date. However, upon the exercise of these options, the spread between the exercise price and the fair market value of the stock at the time of exercise will be taxable income to the Optionee for federal income tax purposes and, provided the Company complies with certain applicable withholding tax requirements, the Company will be entitled to a federal income tax deduction in the same amount.

                           DISCLOSURE OF AUDITOR FEES

     The following is a description of the fees billed to ACMAT by KPMG LLP during the years ended December 31, 2003 and 2002:

     Audit fees: Audit fees paid by ACMAT to KPMG LLP in connection with the review and audit of ACMAT's annual financial statements for the year ended December 31, 2003 and the review of ACMAT's interim financial statements included in ACMAT's Quarterly Reports on Form 10-Q during the years ended December 31, 2003 and 2002 totaled approximately $148,000 and $155,757, respectively.

     Audit Related fees: ACMAT did not engage KPMG LLP for any audit related services during the years ended December 31, 2003 and 2002.

     Tax Fees: Fees billed to ACMAT by KPMG LLP during the years ended December 31, 2003 and 2002 for tax services rendered to ACMAT totaled -0- and $47,320, respectively.

     Other Fees: ACMAT did not engage KPMG LLP for any other services during the years ended December 31, 2003 and 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended December 31, 2003, the Company paid Dr. Arthur Cosmas $155,700 in fees in connection with consulting services rendered by Dr. Cosmas with respect to inspection and engineering services relating to ACMAT's environmental activities. Dr. Cosmas is the son-in-law of Victoria C. Nozko, the brother-in-law of Henry W. Nozko, Jr. and uncle of Henry W. Nozko III.

                             SHAREHOLDER PROPOSALS

     Proposals of stockholders for the 2005 Annual Meeting must be received by the Company at its offices addressed to its Secretary no later than December 30, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to the 2005 Annual Meeting.

     If a shareholder wishes to present a proposal at the Company's 2005 Annual Meeting and the proposal is not intended to be included in the Company's proxy statement and form of proxy related to the 2005 Annual Meeting, the shareholder must give advance notice to the Company not later than March 19, 2005.

                                    GENERAL

     The cost of soliciting proxies will be borne by the Company. The only costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material.

     In addition to solicitation by mail, proxies may be solicited personally or by telephone by certain directors, officers and regular employees of the Company in the ordinary course of the performance of their duties and without extra compensation for such work.

     The Board of Directors knows of no other matters which will be presented to the meeting, but if any other matters should properly come before the meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with their best judgment. The shares represented by all effective proxies received by management will be voted. Unless otherwise specified in the proxy forms which are returned to management, such proxies will be voted as follows: (1) "FOR" the election, as directors, of the six nominees of the Board of Directors which are set forth under the heading "Election of Directors"; and
(2) "FOR" the ratification of the selection of KPMG LLP as auditors; and (3) "FOR" the ratification of the grant of stock options.

                                          By Order of the Board of Directors

                                          /s/ Robert H. Frazer

                                          ROBERT H. FRAZER, Esquire
                                          Secretary
April 29, 2004

                                   APPENDIX A
                               ACMAT CORPORATION

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (ADOPTED AS OF JUNE 12, 2000, REVISED AS OF MARCH 15, 2004)

     This charter (the "Charter") governs the operations of the audit committee (the "Committee") of the board of directors (the "Board") of ACMAT Corporation, a Connecticut corporation (the "Company").

I.  PURPOSE

     The primary function of the Committee is to provide assistance to the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and filed with the Securities and Exchange Commission (the "SEC"); (ii) the system of internal accounting and financial controls that management has established; and (iii) the independent audit of the Company's financial statements.

     The Committee will have the authority and perform the specific functions described below. It is the responsibility of the Committee, in performing its functions, to provide open avenues of communication among the Company's independent audit firm (the "Outside Auditors"), the Company's management and the Board. The Committee should have a clear understanding with the Outside Auditors that they must maintain an open relationship with the Committee, and that the ultimate accountability of the Outside Auditors is to the Committee and to the Board, as representatives of the Company's stockholders. The Committee shall also review and advise the Board with respect to the Company's risk management policies and tax policies.

II.  COMPOSITION AND INDEPENDENCE OF THE COMMITTEE

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall: (a) satisfy the independence and experience requirements of the Nasdaq Stock Market, Inc. ("Nasdaq"), the listing standards of any other securities exchange or association on which the Company's securities are traded and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the SEC adopted thereunder, and (b) be free from any relationship which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment to the Committee, and at least one member shall have accounting or related financial management expertise which results in the member's financial sophistication. To the extent reasonably feasible, at least one member of the Committee shall qualify as an "audit committee financial expert" as defined by the SEC, as determined annually by the Board.

     The members of the Committee and a Committee Chairman shall be designated annually by the Board. The determination of the "independence" of each Committee member and the designation of one or more Committee members as "audit committee financial experts", shall be made on an annual basis by the Board.

III.  QUORUM AND MEETINGS; ORGANIZATION; ATTENDANCE

     A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. Committee members shall strive to be present at all meetings. The Committee shall meet on a regular basis, but not less than two times annually and as many additional times as the Chairman or the Committee deems necessary, or at the request of the Outside Auditors. Notice of the meetings shall be provided at least five days in advance. The Committee shall meet in separate executive sessions with the Chief Financial Officer of the Company and the Outside Auditors (and may meet separately with the Outside Auditors if the Committee so chooses) at least once a year and at other times when considered appropriate. As necessary or desirable, the Committee Chairman may request that members of management, outside legal counsel and the Outside Auditors be present at Committee meetings and provide information to the Committee.

     The operations of the Committee shall be subject to the provisions of the Company's Certificate of Incorporation and Bylaws, as each shall be in effect from time to time. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter; (b) any provision of the Certificate of Incorporation or Bylaws or (c) Connecticut or any other applicable law.

IV.  REPORTS

     The Committee shall report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee shall keep minutes of its meetings and will make such minutes available to the full Board for its review.

     The Committee shall prepare and publish a Committee report for inclusion in the Company's annual proxy statement and provide any additional disclosures in the proxy statement or the Company's annual report on Form 10-K required to be made under SEC and Nasdaq rules and regulations.

V.  COMMITTEE AUTHORITY AND FUNCTIONS

     In assisting the Board in its oversight role, the Committee shall have full access to all books, records, facilities, and personnel of the Company and shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants and approve their retention terms. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Outside Auditors for the purpose of rendering or issuing an audit report or related work and to any outside advisors employed by the Committee.

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and the Company's stockholders that the accounting and financial reporting practices of the Company are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Committee shall, to the extent it deems necessary and appropriate, perform the following functions:

     - Oversight of Outside Auditors. The Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the Outside Auditors. The Committee shall be directly responsible for approving the level of compensation to be paid to the Outside Auditors and the oversight of the work of the Outside Auditors (including resolution of disagreements between management and the Outside Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Outside Auditors shall report directly to the Committee.

     - Reviews of Outside Auditors. The Committee shall annually review and evaluate the qualifications and performance of the Outside Auditors' lead audit partner and audit team and assure regular rotation of the lead audit partner and reviewing partner as required by law. The Committee shall also review and approve the Company's hiring policies regarding employees and former employees of the Company's current and former Outside Auditors.

     - Independence of Outside Auditors. On at least an annual basis, the Committee shall obtain from the Outside Auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee and review the objectivity and independence of the Outside Auditors. In addition, the Committee shall review with the Outside Auditors the nature and scope of any disclosed relationships or professional services and take any appropriate action to ensure the continuing independence of the Outside Auditors.

     - Approval of Non-Audit Services. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the Outside Auditors, subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Committee at its next scheduled meeting.

     - Plan of Audit. The Committee shall meet with the Outside Auditors and management of the Company to review the scope and general plan of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized during the course of the audit. The Committee shall determine whether any limitations have been placed on the scope or nature of the Outside Auditors' audit procedures and shall also inquire about the cooperation received by the Outside Auditors from Company personnel during their audit, including their access to all requested Company records, data and information. At the conclusion of the annual audit, the Committee shall review such audit, including any comments or recommendations of the Outside Auditors.

     - Accounting Principles and Standards. The Committee shall review significant developments regarding newly adopted accounting principles and standards applicable to the Company. The Committee shall review with management recommended changes in the Company's methods of accounting or preparation of the financial statements.

     - Financial and Accounting Controls. The Committee shall review with the Outside Auditors and management the adequacy and effectiveness of the accounting and internal controls over financial reporting of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. In connection with this function, the Committee may require the General Counsel to circulate a questionnaire to evaluate the Company's compliance with financial disclosure and accounting laws. The Committee shall also review and discuss with management and the Outside Auditors (a) the annual report to be prepared by management with respect to the Company's internal control over financial reporting and (b) the attestation report pertaining thereto to be delivered by the Outside Auditors. The Committee shall also obtain from the Outside Auditors periodic assurances that they are complying with all provisions of applicable law which require the Outside Auditors, if they detect or become aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if they have reached specified conclusions with respect to such illegal acts.

     - Quarterly Financial Statements. The Committee shall review and discuss the quarterly financial statements with management and the Outside Auditors prior to the filing of each quarterly report on Form 10-Q (and prior to the press release of results, if possible) to determine that the Outside Auditors do not take exception to the disclosure and content of the financial statements, and shall also discuss any other matters required to be communicated to the Committee by the Outside Auditors under generally accepted accounting standards. The Chair of the Committee may represent the entire Committee for purposes of this review.

     - Annual Audit of the Financial Statements. The Committee shall review and discuss with management and the Outside Auditors the financial statements to be included in the Company's annual report on Form 10-K, and shall determine that the Outside Auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. The Committee shall also review and discuss with management and the Outside Auditors: (a) the Outside Auditors' judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements; (b) any matters required to be communicated to the Committee by the Outside Auditors under generally accepted auditing standards, or (c) any other reports of the Outside Auditors required by law or professional auditing standards, including reports on: critical accounting policies and practices used in preparing the financial statements; alternative treatments of financial information discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditors; and other significant written communications between the Outside Auditors and Company management, such as any management letter issued or proposed to be issued, and a schedule of unadjusted differences, if any. Following the satisfactory completion of each year-end review, the Committee shall recommend to the Board the inclusion of the audited financial statements in the Company's filing on Form 10-K.

     - Earnings Releases and Other Financial Disclosures. The Committee must be satisfied that adequate procedures are in place for the review of the Company's disclosures (whether in SEC filings, press releases or other published documents) of financial information derived or extracted from the Company's financial statements. The Committee shall consider whether the information contained in these documents is consistent with the information contained in the financial statements. The Committee shall discuss in advance with management the Company's practices with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information (if any), and financial information and earnings guidance; and shall also discuss with management and the Outside Auditors the effect of off-balance sheet structures, if any.

     - Officer Certifications. The Committee shall review disclosures, if any, made by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Company's periodic reports regarding: (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls over financial reporting.

     - Ethical Environment. The Committee shall consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of conduct to guard against dishonest, unethical, or illegal activities.

     - Conflicts of Interest. The Committee shall review compliance with Company policies and procedures with respect to officers' and directors expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the Outside Auditors. The Committee also shall review significant questionable or illegal payments. The Committee shall review and approve any "related-party" transactions (as defined in SEC regulations) involving the Company and officers, directors or shareholders beneficially owning more than 10% of any class of equity security of the Company.

     - Adequacy of Personnel. The Committee shall review periodically the adequacy of the Company's accounting, financial, and auditing personnel resources. The Committee shall discuss with the Outside Auditors the quality of the Company's financial and accounting personnel and shall also elicit the comments of management regarding the responsiveness of the Outside Auditors to the Company's needs.

     - Risk Management. The Committee shall review and evaluate risk management policies in light of the Company's business strategy, capital strength and overall risk tolerance. The Committee also shall evaluate on a periodic basis the Company's investment and derivatives risk management policies, including the internal system to review operational risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.

     - Tax Policies. The Committee shall review periodically the Company's tax policies and any pending audits or assessments.

     - Offerings of Securities. The Committee shall perform appropriate due diligence on behalf of the Board with respect to the Company's offerings of securities.

     - Charter Reviews and Amendments. The Committee shall obtain the Board's approval of this Charter, shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval and shall publish the Charter as an appendix to the Company's proxy statement as required by applicable law.

     - Annual Performance Review. The Committee shall annually review the Committee's own performance and present a report to the Board of the performance evaluation of the Committee.

     - Other Authority. The Committee shall consider such other matters in relation to the financial affairs of the Company, and in relation to the external audit of the Company's financial statements as the Committee may, in its discretion, determine to be advisable, and shall perform any other functions (consistent with this Charter, the Company's Certificate of Incorporation, Bylaws, and governing laws) authorized for this Committee by the Board's Statement of Purpose and Responsibilities or otherwise by resolutions adopted by the Board.

VI.  RECEIPT AND TREATMENT OF COMPLAINTS

     The Committee shall establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing, or other matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, auditing, or other matters.

VII.  LIMITATION OF COMMITTEE'S ROLE

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's Outside Auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Committee's responsibility is to oversee and review these processes. The members of the Committee are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. Each member of the Committee shall be entitled to rely on information, opinions, reports or statements, including financial statement and other financial data prepared or presented by officers and employees of the Company, legal counsel, the Outside Auditors or other persons with professional or expert competence.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                               ACMAT CORPORATION

                                  COMMON STOCK

                                  JUNE 24, 2004




                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
    "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
     ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. Election of Directors:
                                NOMINEES:
[ ]  FOR ALL NOMINEES           ( ) Henry W. Nozko, Jr.
                                ( ) Henry W. Nozko III
[ ]  WITHHOLD AUTHORITY         ( ) Victoria C. Nozko
     FOR ALL NOMINEES           ( ) John C. Creasy
                                ( ) Arthur R. Moore
[ ]  FOR ALL EXCEPT             ( ) Andrew M. Sullivan
     (See instructions below)




INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
To change the address of your account, please check the box at right      [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


                                                           FOR  AGAINST  ABSTAIN

2. Proposal to ratify the appointment of
   KPMG LLP as auditors of the Corporation.                [ ]     [ ]     [ ]

3. Proposal to approve and ratify the grant of
   stock options.                                          [ ]     [ ]     [ ]

4. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------
Signature of Shareholder                                   Date:
--------------------------------------------------------------------------------
Signature of Shareholder                                   Date:
--------------------------------------------------------------------------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                  COMMON STOCK


                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 24, 2004

      The undersigned hereby appoints Henry W. Nozko, Jr. and Henry W. Nozko III, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Common Stock of ACMAT Corporation held of record by the undersigned on April 26, 2004, at the Annual Meeting of Shareholders to be held on June 24, 2004, or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                               ACMAT CORPORATION

                                 CLASS A STOCK

                                 JUNE 24, 2004




                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
    "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
     ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. Election of Directors:
                                NOMINEES:
[ ]  FOR ALL NOMINEES           ( ) Henry W. Nozko, Jr.
                                ( ) Henry W. Nozko III
[ ]  WITHHOLD AUTHORITY         ( ) Victoria C. Nozko
     FOR ALL NOMINEES           ( ) John C. Creasy
                                ( ) Arthur R. Moore
[ ]  FOR ALL EXCEPT             ( ) Andrew M. Sullivan
     (See instructions below)




INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
To change the address of your account, please check the box at right      [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


                                                           FOR  AGAINST  ABSTAIN

2. Proposal to ratify the appointment of
   KPMG LLP as auditors of the Corporation.                [ ]     [ ]     [ ]

3. Proposal to approve and ratify stock options.           [ ]     [ ]     [ ]

4. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE
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Signature of Shareholder                                   Date:
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Signature of Shareholder                                   Date:
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NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 CLASS A STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 24, 2004

      The undersigned hereby appoints Henry W. Nozko, Jr. and Henry W. Nozko III, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Common Stock of ACMAT Corporation held of record by the undersigned on April 26, 2004, at the Annual Meeting of Shareholders to be held on June 24, 2004, or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)